TOR

MINERALS

INTERNATIONAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 14, 2004

The annual meeting of stockholders of Tor Minerals International, Inc., a Delaware corporation, will be held at the Omni Marina Hotel, 707 N. Shoreline, Corpus Christi, Texas in the Padre Ballrooms B & C,, on Friday, May 14, 2004, at 9:00 a.m., local time, for the following purposes:

1. To elect a board on nine (9) directors.

2. To consider a proposal to amend the Certificate of Incorporation of the Corporation to increase the number of authorized shares of common stock to 20,000,000.

3. To consider and adopt an amendment to the 2000 Incentive Plan to provide for an increase in the number of shares from 750,000 shares to 1,050,000 shares.

4. To ratify the appointment of Ernst & Young LLP as independent auditors for 2004 by the board of directors.

5. To transact such other business as may properly come before the meeting.

The board of directors has established the close of business on March 19, 2004, as the record date for determining stockholders entitled to notice of and to vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Elizabeth K. Morgan, Secretary

April 6, 2004

YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting,

we urge you to mark, sign and date the

enclosed proxy and return it promptly

in the enclosed envelope.

TOR MINERALS INTERNATIONAL, INC.

722 Burleson Street

Post Office Box 2544

Corpus Christi, Texas 78403

PROXY STATEMENT

This proxy statement and accompanying proxy is furnished by TOR Minerals International, Inc. in connection with the solicitation of proxies by the board of directors to be used at the annual meeting of stockholders to be held at 9:00 a.m. (local time) on May 14, 2004, at the Omni Marina Hotel, 707 N. Shoreline, Corpus Christi, Texas, and at any adjournment thereof. This proxy statement and the enclosed proxy were mailed on or about April 6, 2004.

Our company will bear the cost of soliciting the proxies. In addition to being solicited by mail, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of our company. Our company expects to reimburse brokers or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to the beneficial owner.

Any proxy may be revoked at any time prior to its exercise by written notice to the Secretary of our company, by submission of another proxy having a later date or by voting in person at the meeting. No notice of revocation or later dated proxy, however, will be effective until received by our company at or prior to the annual meeting. Properly executed proxies in the accompanying form, received in due time and not previously revoked, will be voted at the annual meeting or any adjournment thereof as specified therein by the person giving the proxy, but if no specification is made, the shares represented by the proxy will be voted in favor of the proposals shown thereon.

Only stockholders of record at the close of business on March 19, 2004 will be entitled to notice of and to vote at the annual meeting. There were outstanding at the close of business on March 19, 2004 7,701,353 shares of our company’s common stock, each of which is entitled to one vote per share in person or by proxy. The common stock is the only class of capital stock outstanding and entitled to vote at the annual meeting. The holders of a majority of the total shares of common stock issued and outstanding and entitled to vote at the meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting. A quorum being present at the annual meeting, the affirmative note of the holders of a plurality of the shares of common stock voting at the meeting is required for the election of directors pursuant to Proposal 1, the affirmative note of the holders of at least a majority of the issued and outstanding shares of common stock of the company is required to amend the Certificate of Incorporation pursuant to Proposal 2, and the affirmative vote of at least a majority of the shares present, in person or by proxy, at the annual meeting is required with regard to Proposals 3 and 4. Neither our company’s Certificate of Incorporation nor our by-laws provide for cumulative voting rights. Abstentions and broker non-votes are each counted to determine the number of shares present at the meeting, and thus, are counted in establishing a quorum. Broker non-votes will not be counted in determining the number of shares voted for or against the proposed matters, and therefore will not affect the outcome of the vote other than with regard to Proposal 2, where they will count as a vote against the Proposal. Abstentions on a particular item (other than the election of directors) will be counted as present and entitled to vote for purposes of any item on which the abstention is noted, thus having the effect of a "no" vote as to that proposal. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to those persons known to the Company who, as of March 19, 2004, own or may be deemed to own beneficially more than five percent of the Common Stock of the Company.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class
Megamin Ventures Sdn Bhd	1,294,000 (2)	16.8%
A-3-6 No. 1 Persiaran Greentown 2 Business Centre 30450 Ipoh, Perak, Malaysia
Paulson Ranch, Ltd	1,201,774 (3)(5)	15.5%
3 Ocean Park Drive Corpus Christi, TX 78404
The D and CH Trust	615,000 (4)(5)	7.9%
c/o Hartman & Associates, Inc. 10711 Burnet Road, Suite 330 Austin, TX 78758
The Douglas MacDonald Hartman Family Irrevocable Trust	615,000 (4)(5)	7.9%
c/o Hartman & Associates, Inc. 10711 Burnet Road, Suite 330 Austin, TX 78758

(See following footnotes)

(1)	Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.
(2)

Information is based on a Schedule 13D filed with the SEC dated February 20, 2004 and other information provided. Megamin Ventures Sdn Bhd. is an investment holding corporation organized under the laws of Malaysia that provides management services. Dato Ken Kay Lim is the controlling shareholder of Megamin Ventures Sdn Bhd. His son, Mr. Lim Si Boon, is a director of the Company and a director of Megamin Ventures Sdn. Bhd., and his son-in-law, Dr. Tan Chin Yong, is a director of the Company. Mr. Lim Si Boon and Dr. Tan Chin Yong disclaim beneficial ownership of these shares.

(3)

Information is based on a Schedule 13D filed with the Securities and Exchange Commission (the "SEC") dated August 9, 2002 and other information provided by Paulson Ranch, Ltd. Paulson Ranch Management, L.L.C., a Texas limited liability company, is the general partner of Paulson Ranch Ltd. The members of Paulson Ranch Management, L. L. C. are Bernard A. Paulson and his wife. The principal business is investment in securities. Paulson Ranch, Ltd. disclaims beneficial ownership of the 48,100 shares held by Mr. Paulson and his wife and disclaims beneficial ownership of the 14,600 shares held by his wife. Mr. Paulson has sole voting power of the aggregate 1,201,774 shares. This number includes (a) 1,109,074 shares held for the account of Paulson Ranch, Ltd. (b) 62,700 shares held by Mr. Paulson’s account and (c) options to acquire 30,000 shares that are subject to stock options exercisable at or within sixty days of March 19, 2004, held for Mr. Paulson’s account.

(4)

David A. Hartman is Trustee of The D and CH Trust and Douglas M. Hartman is Trustee for The Douglas MacDonald Hartman Family Irrevocable Trust. This number includes (a) 600,000 shares held for the account of The D and CH Trust, (b) 600,000 shares held for The Douglas MacDonald Hartman Family Irrevocable Trust account, (c), options to acquire 15,000 shares that are subject to stock options exercisable at or within sixty days of March 19, 2004, held for David A. Hartman’s account and (d) options to acquire 15,000 shares that are subject to stock options exercisable at or within sixty days of March 19, 2004, held for Douglas M. Hartman’s account. David A. Hartman has sole voting power for The D and CH Trust and Douglas M. Hartman has sole voting power for The Douglas MacDonald Hartman Family Irrevocable Trust.

(5)

The rules of the Securities and Exchange Commission require for purposes of calculating the reporting person’s percentage ownership that only the convertible or exercisable securities held by the reporting person are assumed to be converted or exercised.

PROPOSAL ONE
ELECTION OF DIRECTORS

Our company’s by-laws provide that the board of directors shall consist of not more than nine members. At the annual meeting, nine directors are to be elected to the board of directors, each to hold office until the 2005 annual meeting or until his successor is elected and qualified. The persons named as proxies in the enclosed proxy card, who have been designated by the board of directors, unless otherwise instructed in such proxy, intend to vote the shares represented by the proxy for the election of the nominees listed in the table below for the office of director of our company. The nominees have been proposed by the board of directors. If any such nominee should become unavailable for election, the persons named as proxies intend to vote for such substitute nominee as may be proposed by the board of directors, unless otherwise instructed in such proxy. No circumstances are now known, however, that would prevent any of the nominees from serving and the nominees have agreed to serve if elected.

The information appearing below with respect to the business experience during the past five years of each nominee for director, directorships held and age has been furnished by each director as of February 13, 2004. All of the nominees are presently directors of our company.

Nominee	Age	Present Office(s) Held In our Company	Director Since
Richard L. Bowers	61	President and Chief Executive Officer	1999
John J. Buckley	48	None	2004
W. Craig Epperson	61	None	1999
David A. Hartman	67	None	2001
Douglas A. Hartman	36	None	2001
Si Boon Lim	37	None	2000
Thomas W. Pauken	60	None	1999
Bernard A. Paulson	75	Chairman of the Board	1992
Chin-Yong Tan, Ph.D.	39	None	2001

The following information regarding the principal occupations and other employment of the nominees during the past five years and their directorships in certain companies is as reported by the respective nominees:

Richard L. Bowers, age 61, has served as a director of our company since 1999, and was elected president and chief executive officer of our company in May 2001. In 1995, Mr. Bowers was elected director of Environmental Analytics, Inc., a Houston, Texas based environmental services business, of which Mr. Bowers is also an owner.

John J. Buckley, CPA, MBA, age 48, was appointed to the board by a majority of independent directors in March, 2004. Mr. Buckley was elected general partner of Buckley and Associates, L.L.P. in 1991. Mr. Buckley is currently a director of American Bank, a Corpus Christi, Texas based bank since 2000. From 1994-1999, he served on the board of the Young Men’s Christian Association, and, from 1993 to 1999, he served on the board of Paloma Broadcasting local owners of rights to Fox Broadcasting and Telemundo.

W. Craig Epperson, age 61, has served as a director of our company since 1999. Mr. Epperson became president and managing partner of Crane Inspection & Certification Bureau LLC in 1999. He was elected executive vice president and co-owner of The Automation Group, Inc., a Houston, Texas based energy services business as well as president and co-owner of Compass Staffing, Inc. in 1997.

David A. Hartman, age 67, has served as a director of our company since 2001. Mr. Hartman is Chairman and CEO of the Hartman Foundation Inc. and Hartman & Associates, Inc. since 1999 and 1988 respectively. Mr. Hartman also serves as a director of several foundations and private companies. The D and CH Trust acquired 500,000 convertible debentures and 100,000 shares of common stock in our company’s private placement on April 5, 2001. Pursuant to a written agreement, The D and CH Trust was permitted to designate one person as a director of our company, and Mr. Hartman was selected. For further discussion on this transaction, see the section titled "Certain Transactions" on page 19. David A. Hartman is the father of Douglas M. Hartman.

Douglas M. Hartman, MBA, age 36, has served as a director of our company since 2001. Mr. Hartman has served as president and chief operating officer of Hartman Foundation Inc. and Hartman & Associates, Inc. since 1999. He also served as vice president of Hartland Bank, N.A., from 1995-1999. The Douglas MacDonald Hartman Family Irrevocable Trust acquired 500,000 convertible debentures and 100,000 shares of common stock in our company’s private placement on April 5, 2001. Pursuant to a written agreement, The Douglas MacDonald Hartman Family Irrevocable Trust was permitted to designate one person as a director of our company, and Mr. Hartman was selected. For further discussion on this transaction, see the section titled "Certain Transactions" on page 20.

Si Boon Lim, age 37, has served as a director of our company since 2000. Mr. Lim also has served as director of TOR Minerals (M) Sdn. Bhd. since 1999, director of Megamin Ventures Sdn. Bhd. since 2000. Mr. Lim also serves on the board of a number of private companies.

Thomas W. Pauken, Esq, age 60, has served as a director of our company since 1999. Mr. Pauken has been chairman of the board of Tutogen Medical, Inc. since June 2000, and has served as trustee of Capital Partners II, Ltd. Liquidating Trust (successor in interest to Renaissance Capital Partners II, Ltd.) since 1998. Mr. Pauken has been President of TWP, Inc. since 1990.

Bernard A. Paulson, age 75, has served as a director of our company since 1992. Mr. Paulson has served as chairman of the board of our company since May 2001. Since 1996, Mr. Paulson has served as chairman of The Automation Group, Inc. In 1999, Mr. Paulson was elected director, Orion Refining Corporation. From 1981 to 1988, Mr. Paulson served as president of Koch Refining Company.

Chin-Yong Tan, Ph.D., age 39, has served as a director of our company since 2001. Dr. Tan has also served as director of Revox Electronics Sdn. Bhd. and Revox (Asia) Pte. Ltd. since 1998, served as a director of AUZ Corporation Sdn Bhd Property Development since 2002, and has served as a director to TOR Minerals (M) Sdn. Bhd. since 2001. Dr. Tan has served as a director of Meru Valley Resort Bhd. since 1999, and also serves on the board of a number of private companies.

Directors’ Attendance and Independence

During the year ended December 31, 2003, there were four regularly scheduled meetings of the board of directors. No incumbent director, except Mr. Buckley, attended fewer than 100% of the aggregate of all meetings of the board of directors and of the committees of the board of directors on which such director served. The board of directors has no formal policy regarding director attendance at the annual meeting; however, the 2003 annual meeting of shareholders was attended by all of the company’s directors, which includes all of the nominee directors.

The board of directors consists of a majority of independent directors as such term is defined in the Nasdaq Stock Market Marketplace Rules. The board of directors has determined that Messrs. Buckley, Epperson, David Hartman, Douglas Hartman, Lim, Pauken, Paulson and Tan are independent.

Directors' Compensation

Non-employee members of the board of directors are compensated by our company for board meetings attended in the amount of $1,000, and a quarterly retainer of $1,500 with the chairman receiving an additional $500 per quarter. All directors are reimbursed for their reasonable travel expenses incurred in attending meetings of the board of directors or any committee of the board of directors or otherwise in connection with their service as a director. Additionally, compensation of $500 is paid to the non-employee directors for each committee meeting attended.

Our 2000 Incentive Plan provides that each non-employee director of our company on the first business date after each annual meeting of stockholders of our company, beginning with the 2000 annual meeting of stockholders, will automatically be granted a non-qualified option for 2,500 shares of common stock under the 2000 Incentive Plan; however, in lieu of the 2,500 shares, the non-employee directors were granted 10,000 shares in 2003. Each option so granted to a non-employee director has an exercise price per share equal to the fair market value of the common stock on the date of grant of such option. Each such option will be fully exercisable at the date of grant and will expire upon the tenth anniversary. On May 23, 2003, Messrs. Epperson, Hartman, Hartman, Lim, Pauken, Paulson and Tan were each granted options to purchase 10,000 shares at the per share exercise price of $2.21, none of which were exercised during fiscal 2003.

Employee directors receive no additional compensation for service on the board of directors or on committees of the board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Officers, directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, our company believes that during the fiscal year ended December 3l, 2003, all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

Committees of the Board

The board of directors has three standing committees: an Audit Committee, Compensation and Incentive Plan Committee and an Executive Committee.

Audit Committee

The Audit Committee is composed of three outside directors and operates under a written charter adopted by the board of directors according to the rules and regulations of the Securities and Exchange Commission and the Nasdaq SmallCap Market. A copy of the charter is attached (see Appendix A) and may be found on the Company’s website (wwww.torminerals.com). The Audit Committee members are Messrs. Epperson, Douglas Hartman (Chairman) and Dr. Tan. The board of directors believes that all of these directors are independent as defined under applicable Nasdaq SmallCap Market rules. The board of directors has reviewed the education, experience and other qualifications of each of the members of its Audit Committee. After review, the board of directors has determined that Douglas M. Hartman meets the Securities and Exchange Commission’s definition of an "audit committee financial expert" and is independent under the applicable rules of the Securities and Exchange Commission. The Audit Committee met four times in 2003.

The Audit Committee is the communication link between the board of directors and our independent auditors. In addition to recommending the appointment of the independent auditors to the board of directors, the Audit Committee reviews the scope of the audit, the accounting policies and reporting practices, internal control, compliance with our policies regarding business conduct and other matters as deemed appropriate.

Report of the Audit Committee

The following is the report of the Audit Committee with respect to our company’s audited financial statements for the fiscal year ended December 31, 2003, which include the consolidated balance sheets of our company as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2003, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that our company specifically incorporates it by reference in such filing.

Review with Management

The Audit Committee has reviewed and discussed our company’s audited financial statements with management.

Review and Discussions with Independent Accountants

The Audit Committee held four meetings in conjunction with the full board of directors during our company’s fiscal year ended December 31, 2003. The Audit Committee has discussed with Ernst & Young LLP, our company’s independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of our company’s financial statements.

The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independent Standards Board Standard No. 1 (that relates to the accountant’s independence from our company and our related entities) and has discussed with Ernst & Young LLP their independence from our company.

Based on the review and discussions referred to above, and subject to ratification by the stockholders, the Audit Committee recommended to the board of directors that Ernst & Young LLP be reappointed as independent auditors for the year 2004 and that our company’s audited financial statements be included in our company’s annual report on Form 10-KSB for the fiscal year ended December 31, 2003.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

W. CRAIG EPPERSON	DOUGLAS A. HARTMAN	TAN CHIN YONG

Disclosure on fees

Audit Fees

Fees for professional services provided during the years ended December 31, 2003 and 2002, were $156,600 and $125,300, respectively. Audit fees consist primarily of the audit and quarterly reviews of the consolidated financial statements, consents, assistance with and review of documents filed with the SEC, work performed by tax professionals in connection with the audit and quarterly reviews, and accounting and financial reporting consultations and research work necessary to comply with generally accepted auditing standards.

Tax Fees

Fees for professional services provided during the years ended December 31, 2003 and 2002, were $6,675 and $6,420, respectively. Tax fees include professional services provided for tax compliance, tax advice, and tax planning, except those rendered in connection with the audit.

All Other Fees

There were no other fees during fiscal years 2003 and 2002.

Pre-Approval Policy

The Audit Committee has pre-approved audit related and non-audit services not prohibited by law to be performed by the company’s independent auditors and associated fees up to a maximum non-audit service of $25,000. The term of the pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve a service not included in the general pre-approval and any proposed services exceeding pre-approved cost levels or budgeted amounts, provided that the Chairman shall report any decisions to pre-approve such audit related or non-audit services and fees to the full Audit Committee at its next regular meeting.

Compensation and Incentive Plan Committee

The Compensation and Incentive Plan Committee is composed entirely of disinterested non-employee directors consisting of Messrs. David Hartman, Pauken (Chairman) and Lim. The Compensation and Incentive Plan Committee met four times in 2003.

The Compensation and Incentive Plan Committee formulates and presents to the board of directors recommendations as to the base salaries for all officers of our company. The Compensation and Incentive Plan Committee specifically reviews, approves, and establishes the compensation for the President and Chief Executive Officer. This committee is authorized to select persons to receive awards under our company’s 2000 Incentive Plan, to determine the terms and provisions of the awards, if any, the amount of the awards, and otherwise administer our company’s 2000 Incentive Plan to the full extent provided in such Plan.

Executive Committee

At the September 4, 2002 board meeting, Bernard A. Paulson, Chairman, appointed an Executive Committee composed of Messrs. Richard Bowers, David Hartman, chairman, Bernard Paulson, Thomas Pauken and Dr. Tan Chin Yong to advise the president and chief executive officer in matters of capital debt, contract negotiations and other situations that may arise. The committee did not meet in 2003.

Nomination of Directors

The company does not have a standing nominating committee or a committee performing similar functions. The board of directors believes that it is appropriate for the company not to have such a committee because director nominees have historically been selected by the board of directors, eight members of which are considered independent. In accordance with the Nasdaq Stock Market Marketplace rules, a majority of the company’s independent directors will recommend director nominees for the board’s selection. Because the company does not maintain a standing nominating committee, it has no written charter; however, the company has adopted the nomination policy described in this section by board resolution.

The board of directors has no minimum qualifications that nominees must meet in order to be considered. In the fulfillment of their responsibilities to identify and recommend to the board of directors individuals qualified to become board members, the independent directors will take into account all factors they consider appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which it operates, specific skills, general business acumen and the highest personal and professional integrity. Generally, the independent directors will first consider current board members because they meet the criteria listed above and possess an in depth knowledge of the company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the company. All nominees to the board were approved by a majority of the company’s independent directors.

The independent directors will consider stockholder recommendations for candidates to serve on the board of directors. In order to provide the independent directors time to evaluate candidates prior to submission to the stockholders for vote at the Annual Meeting, stockholders desiring to recommend a candidate must submit a recommendation to the Secretary of the company at the company’s corporate office by February 14, 2005. The recommendation must contain the following: (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by a majority of independent directors and (v) the consent of each nominee to serve as a director of the company if so elected.

Stockholder Communication with the Board of Directors

The board of directors has adopted a formal policy by which stockholders may communicate with members of the board of directors by mail addressed to an individual member of the board, to the full board, or to a particular committee of the board, at the following address: c/o Corporate Secretary, TOR Minerals, Inc. 722 Burleson Street, P.O. Box 2544, Corpus Christi, Texas 78403. This information is also available on the company’s website at www.torminerals.com.

Code of Ethics

The company has adopted a Code of Ethics and Business Conduct that applies to all directors and employees, including the company’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. The Code of Ethics and Business Conduct may be found on our website at www.torminerals.com.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

EXECUTIVE COMPENSATION

The following table sets forth information concerning cash compensation paid by the Company to the President and Chief Executive Officer, the Executive Vice President, the Senior Vice President and Vice President:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Long Term Compensation Options/SARs(#)	All Other Compensation ($)
Richard L. Bowers
President and Chief Executive Officer	2003	150,000		100,000(1)	-0-
President and Chief Executive Officer	2002	110,000		-0-	-0-
President and Chief Executive Officer	2001	110,000		-0-	-0-
Dr. Olaf Karasch
Executive Vice President Operations	2003	140,000		100,000(2)	13,000(3)
Executive Vice President Operations	2002	140,000		-0-	12,522(3)
Kelso C. Brooks, Jr.(4)
Senior Vice President	2003	117,900		-0-	-0-
Senior Vice President	2002	106,376		-0-	-0-
Senior Vice President	2001	106,379		-0-	-0-
Lawrence W. Haas
Chief Financial Officer and Treasurer	2003	23,268(5)		100,000(6)	-0-
Mark J. Schomp
Vice President Marketing and Sales	2003	130,000		100,000(7)	6,230(8)
Vice President Marketing and Sales	2002	124,770		-0-	6,000(8)

(1)	In May 2003, Mr. Bowers was granted 100,000 options at an exercise price of $2.21 exercisable over five years at 20,000 options per year.
(2)	In May 2003, Dr. Karasch was granted 100,000 options at an exercise price of $2.21 exercisable over five years at 20,000 options per year.
(3)	Includes life insurance and automobile expenses.
(4)	Mr. Brooks resigned from the Company on April 30, 2003.
(5)	Mr. Haas became the Chief Financial Officer and Treasurer on October 13, 2003 at an annual compensation of $110,000.00.
(6)	Upon employment, Mr. Haas was granted 100,000 options at an exercise price of $5.38 exercisable over five years beginning October 2004 at 20,000 options per year.
(7)	In May 2003, Mr. Schomp was granted 100,000 options at an exercise price of $2.21 exercisable over five years at 20,000 options per year.
(8)	Car allowance.

Aggregated Stock Option/SAR Exercises during Fiscal 2003

Option/SAR Grants in Last Fiscal Year

Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or base price ($/Share)	Expiration Date
Richard L. Bowers	100,000	20.0	2.21	05/23/2013
Lawrence W. Haas	100,000	20.0	5.38	10/13/2013
Olaf Karasch	100,000	20.0	2.21	05/23/2013
Mark J. Schomp	100,000	20.0	2.21	05/23/2013
(1)	All options vest in five equal installments of 20,000 shares beginning on the date of grant except for Mr. Haas whose option first vests on October 13, 2004.

Aggregated Option/SAR Exercises in Last Fiscal Year
and FY-End Option/SAR Values

Name	Shares Acquired or Exercised (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY- End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/ SARs at FY-End ($) Exercisable/ Unexercisable
Richard L. Bowers	0	0	93,000/57,000	277,930/171,570(1)
Kelso C. Brooks, Jr.	30,000	65,650	0/0	0
Lawrence W. Haas	0	0	0/100,000	0(2)
Olaf Karasch	0	0	30,000/95,000	101,500/302,750(3)
Mark J. Schomp	0	0	30,000/95,000	101,500/302,750(3
(1)

Value is stated based on the closing price of $5.22 per share of our company’s common stock on Nasdaq SmallCap Market on December 31, 2003, less exercise of 43,000 @ $2.21 per share and 50,000 @ $2.250 per share.

(2)	Value is stated based on the closing price of $5.22 per share of our company’s common stock on Nasdaq SmallCap Market on December 31, 2003 with none exercisable.
(3)

Value is stated based on the closing price of $5.22 per share of our company’s common stock on Nasdaq SmallCap Market on December 31, 2003, less exercise of 80,000 @ $2.21 per share and 15,000 @ $1.09 per share.

Security Ownership of Management

The following table sets forth the number of shares of our company’s common stock beneficially owned by each director and nominee for director and each named executive officer of our company, and all directors and executive officers of our company as a group as of March 19, 2004.

	Amount of Common Stock Beneficially Owned	Percent of Class	Amount of Preferred Stock Beneficially Owned	Percent of Class
Richard L. Bowers	195,900(2)	2.5%	--	--
John J. Buckley	-0-	*	--	--
W. Craig Epperson	67,880(3)	*	--	--
David A. Hartman	615,000(4)	7.9%	--	--
Douglas M. Hartman	615,000(5)	7.9%	--	--
Olaf Karasch	30,000(6)	*	--	--
Si Boon Lim	17,500(7)	*	--	--
Thomas W. Pauken	90,950(8)	1.1%	5,000 (8)	2.5%
Bernard A. Paulson	1,201,774(9)	15.5%	--	--
Mark J. Schomp	50,000(10)	*	--	--
Chin-Yong Tan	17,000(11)	*	--	--
All directors and four executive officers as a group (12 persons*)	2,896,804(12)	36.2%	5,000	2.5%
*	Indicates ownership of less than 1% of our common stock.
(1)	Unless otherwise indicated, each person has sole voting and investment power over the shares indicated and their address is 722 Burleson Street, Corpus Christi, TX 78402
(2)

Includes options to acquire 93,000 shares that are subject to stock options exercisable at or within sixty days of March 19, 2004, 20,000 shares held by Mr. Bower’s spouse. Mr. Bowers disclaims beneficial ownership in such shares.

(3)	Includes options to acquire 20,000 shares that are subject to stock options exercisable at or within sixty days of March 19, 2004.
(4)	Includes options to acquire 15,000 shares that are subject to stock options per share exercisable at or within sixty days of March 19, 2004.
(5)	Includes options to acquire 15,000 shares that are subject to stock options exercisable at or within sixty days of March 19, 2004.
(6)	Includes options to acquire 30,000 shares that are subject to stock options exercisable at or within sixty days of March 19, 2004
(7)

Includes options to acquire 17,500 shares that are exercisable at or within sixty days of March 19, 2004. Mr. Lim is the son of Dato K. K. Lim, who is the controlling shareholder of Megamin Ventures Sdn Bhd, which owns 16.8% of our company’s common stock. Mr. Lim is additionally a director of Megamin Ventures Sdn Bhd, but disclaims all beneficial interest in such shares.

(8)

Includes options to acquire 45,000 shares that are subject to stock options exercisable or at within sixty days of March 19, 2004. Mr. Pauken’s shares of the Company’s Series A Convertible Preferred Stock are convertible at any time into .84 shares of common stock.

(9)

Includes (A) 1,109,074 shares held for the account of Paulson Ranch, Ltd. (B) 62,700 shares held for Mr. Paulson’s account of which 14,600 shares are held by his wife, and (C) options to acquire 30,000 shares that are subject to stock options exercisable at or within sixty days of March 19, 2004, held for Mr. Paulson’s account.

(10)	Includes options to acquire 30,000 shares that are subject to stock options that are exercisable at or within sixty days of March 19, 2004.
(11)

Includes options to acquire 15,000 shares that are subject to stock options exercisable at or within sixty days of March 19, 2004. Dr. Tan is the son-in-law of Dato K. K. Lim, who is the controlling shareholder of Megamin Ventures Sdn. Bhd., which owns 16.8% of our company’s common stock. Dr. Tan disclaims all beneficial interest in such shares.

(12)	Includes 310,500 shares which directors and named executive officers as a group have the right to acquire pursuant to stock options at or within sixty days of March 19, 2004.

PROPOSAL TWO
AMENDMENT OF CERTIFICATE OF INCORPORATION TO
INCREASE AUTHORIZED SHARE

General

Our Certificate of Incorporation currently provides that 10 million shares of common stock are authorized to be issued. The board of directors has unanimously approved and adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation that increases the number of authorized shares of common stock from 10 million shares to 20 million shares. The text of the proposed Certificate of Amendment is attached to this Proxy Statement as Exhibit B.

As of March 19, 2004, there were 7,701,353 outstanding shares of common stock. We also reserve shares of common stock for issuance upon conversion of outstanding preferred stock, under outstanding options and pursuant to previously adopted stock option plans. Based on the foregoing, 168,000 shares of common stock were reserved for issuance upon conversion of outstanding preferred stock, under outstanding options and pursuant to previously adopted stock option plans. On a fully diluted basis, 8,051,617 shares of common stock would be outstanding as of March 19, 2004. As a result, we have 1,230,000 additional shares of common stock available for issuance under our Certificate of Incorporation.

The authorization of an additional 10 million shares of common stock as contemplated by the proposed amendment to the Certificate of Incorporation would give the board of directors the express authority, without further action by our stockholders, to issue these shares of common stock from time to time as the board of directors deems necessary or advisable. Our board of directors believes that having available additional authorized, but unissued, shares of common stock is necessary considering the number of shares of common stock issuable upon conversion of outstanding preferred stock and exercise of outstanding warrants and options and for potential future actions involving the issuance of capital stock for business and financial purposes. We currently have no specific plans to issue the additional shares of common stock that would be authorized by this proposal. The additional shares may be used, without further stockholder approval, except as may be required for various purposes, including raising capital, funding acquisitions providing equity incentives to employees, officers or directors, and permitting stock splits in the form of stock dividends.

Although the proposed increase in our authorized common stock could be construed as having anti-takeover effects, neither the board of directors nor our management views this proposal in that perspective. Nevertheless, we could use the additional shares to frustrate persons seeking to effect a takeover or otherwise gain control of us by, for example, privately placing shares to purchasers who might side with the board of directors in opposing a hostile takeover bid. We are not aware of any hostile takeover bid at this time. Shares of common stock could also be issued to a holder that would cause that holder to have sufficient voting power to assure that any proposal to amend or repeal our Certificate of Incorporation would not receive the requisite vote required. The use of our common stock in these manners could render it more difficult or discourage an attempt to acquire control of us, if any transactions were opposed by the board of directors.

The additional shares of our common stock will have rights identical to the currently outstanding common stock. The shares of common stock have no preemptive rights or other rights to subscribe for additional shares. Adoption of the proposed amendment to our Certificate of Incorporation and any issuance of our common stock would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the outstanding number of shares of common stock, such as dilution of earnings per share and voting rights of current holders of common stock.

If this proposal is approved by the stockholders, the amendment to our Certificate of Incorporation will become effective when we file the Certificate of Amendment with the Secretary of State of the State of Delaware. If this proposal is approved by the stockholders, we anticipate that we will file the Certificate of Amendment shortly after our Annual Meeting of Stockholders.

Vote Necessary to Approve the Proposal

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is necessary for approval of the amendment to our Certificate of Incorporation. Therefore, abstentions and broker non-votes effectively count as votes against this proposal.

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is necessary for approval of the amendment to our Certificate of Incorporation. Therefore, abstentions and broker non-votes effectively count as votes against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION
OF THE PROPOSED AMENDMENT TO INCREASE THE NUMBER
OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL THREE
AMENDMENT OF 2000 INCENTIVE PLAN TO
INCREASE AUTHORIZED SHARES

In order to attract and retain employees and directors for the company, the board of directors has adopted, and the company’s stockholders have previously approved, the 2000 Incentive Plan (the "Incentive Plan") (see Appendix B) pursuant to which an aggregate of 750,000 shares of common stock may be issued upon the exercise options granted under the Incentive Plan. As of March 19, 2004, a total of 679,100 options had been granted under the Incentive Plan, meaning that only 70,900 remained available for grant.

The Board of Directors has authorized an amendment to the Incentive Plan, subject to stockholder approval, to increase the number of shares of the company’s common stock available for issuance under the Incentive Plan from 750,000 to 1,050,000 shares.

General

The purpose of the Incentive Plan is to advance the interests of the company and its stockholders by providing an additional incentive to enable the company and its subsidiaries to attract and retain qualified and competent employees and directors, upon whose efforts and judgment the company’s success is largely dependent. To this end, the Incentive Plan provides a means for providing for or increasing the company’s employees and directors’ proprietary interests in the company, thereby achieving a greater commonality of interest with other stockholders and providing an additional incentive to employees and directors to achieve the company’s plans and objectives. Any employee who is regularly employed full-time by the company or its subsidiaries and the company’s directors will be eligible for selection to receive an award under the Incentive Plan; in addition, non-employee directors will automatically receive stock options under the Incentive Plan. As of March 19, 2004, approximately 44 employees were eligible to participate in the Incentive Plan. The maximum number of shares of the company’s common stock that may be sold or issued under the Incentive Plan is subject to certain adjustments upon recapitalization, stock splits and combinations, merger, stock dividend and similar events.

The Incentive Plan is administered by the Compensation and Incentive Plan Committee (the "Incentive Plan Committee"). The Incentive Plan Committee will consist of two or more members of the Board, each of whom is a non-employee director and considered independent under the Nasdaq Stock Market Marketplace rules. Subject to the provisions of the Incentive Plan, the Incentive Plan Committee has full and final authority to select, from among the persons eligible to participate in the Incentive Plan, the persons to whom awards will be granted thereunder, to grant such awards, to determine the terms and provisions of such awards, to impose conditions and requirements of such awards, to grant additional discretionary options to persons to whom awards have been granted thereunder and to determine the number of shares to be sold or issued pursuant thereto.

In granting awards, the Incentive Plan Committee will take into consideration the contribution the eligible persons have made or may be reasonably expected to make to the success of the company and such other factors as the Incentive Plan Committee shall determine. The Incentive Plan Committee will have the authority to consult with and receive recommendations from officers and other personnel of the company with regard to these matters. The Incentive Plan Committee may, from time to time in granting awards under the Incentive Plan, prescribe terms and conditions concerning the award as it deems appropriate, such as relating an award to the achievement of specific goals established by the Incentive Plan Committee or to the continued employment of a recipient of an award.

Plan Awards

The Incentive Plan will authorize the Incentive Plan Committee to confer a benefit upon a person eligible to participate therein generally based upon the company’s common stock. In general, awards to eligible persons under the Incentive Plan are not restricted to any specified form or structure. They may include stock options, stock appreciation rights (giving the holder the right to receive upon exercise a cash payment in an amount equal to the difference between the fair market value of a share of common stock on the date of exercise and the exercise price), limited stock appreciation rights (giving the holder the right to receive upon exercise a cash payment in an amount equal to the difference in the per share price paid in an applicable tender offer or exchange offer for the company and the exercise price per share), restricted stock and performance shares and awards (generally granting stock and non-stock based compensation contingent upon the company’s achievement of financial performance goals established by the Incentive Plan Committee). An award may consist of one such arrangement or benefit or two or more of them in tandem or in the alternative. Some permissible features of awards to eligible persons under the Incentive Plan are:

1. An award may provide for the satisfaction of the recipient’s option price, or tax withholding obligation, or both, by the reservation or retention by the company of some of the shares to which the recipient would otherwise be entitled or by the recipient’s delivery of previously owned shares, although the Incentive Plan Committee may require that such payment be made in cash.

2. Any stock option granted under the Incentive Plan may be a tax-benefited incentive stock option, or it may be a non-qualified stock option which is not tax-benefited (see "Tax Treatment," below).

3. The Incentive Plan affords broad discretion to the Incentive Plan Committee to establish the times that awards become exercisable, vest and/or restrictions imposed thereon lapse, and broad discretion to accelerate these dates. The Incentive Plan Committee may not grant any person an option on more than an aggregate of 100,000 shares.

4. No award will be transferable other than, following the recipient’s death, by will or the laws of descent and distribution.

The Incentive Plan also provides for the automatic acceleration of the vesting schedules of awards granted under the Incentive Plan and the automatic termination of conditions and restrictions relating to awards granted under the Incentive Plan in the event of a Change in Control or a Potential Change in Control, which generally mean a merger, consolidation, reorganization, liquidation or dissolution of the company, the sale of all or substantially all of the assets of the company, or any transaction or series of transactions within a 60-day period or occurring pursuant to a plan, which has the effect of the stockholders of the company ceasing to own 51% of the common stock of the company or its successor. The amount of the award that will be accelerated is limited to the portion that can be accelerated without causing the holder to have an "excess parachute payment" as determined under the Internal Revenue Code of 1986.

Plan Duration

Awards may not be granted under the Incentive Plan after the tenth anniversary of the adoption of the Incentive Plan, February 21, 2010.

Amendments

The Board of Directors, or the Incentive Plan Committee (subject to the prior written authorization of the Board of Directors), may from time to time amend the Incentive Plan or any award granted thereunder; provided, however, that (except in certain permitted circumstances where the Incentive Plan Committee believes an adjustment is appropriate by reason of a corporate transaction involving the company) no such amendment may, without approval by the stockholders of the company, (a) increase the number of shares covered by the Incentive Plan or change the class of persons eligible to participate in the Incentive Plan, (b) permit the granting of awards which expire beyond ten years from the date of the grant, or (c) extend the termination date of the Incentive Plan; and provided, further, that no amendment or suspension of the Incentive Plan or any award issued thereunder shall, except as specifically permitted in any award, substantially impair any award previously granted to any recipient without his or her consent, except the Incentive Plan Committee may accelerate the date on which all or a portion of an otherwise unexercisable option may be exercised.

Non-Employee Directors’ Options

To further align the interests of the non-employee directors of the company with those of the company’s stockholders, in addition to discretionary grants which the Incentive Plan Committee may make to eligible persons, including the company’s directors, the Incentive Plan provides that each director of the company who is not an employee of the company or any of its subsidiaries on the first business date after each annual meeting of stockholders of the company, will automatically be granted an option for 2,500 shares of common stock under the Incentive Plan. In addition, the Incentive Plan provides that each director who first becomes a non-employee director on a date other than that of an annual meeting of stockholders of the company shall on such date automatically be granted a fully exercisable option for 2,500 shares of common stock under the Incentive Plan (except that if there remains fewer than four calendar quarters between the date of such election and the scheduled date of the next annual meeting of stockholders of the company, the number of shares covered by the option will be proportionately reduced based on the number of remaining calendar quarters). In addition, the Incentive Plan Committee may grant additional options to non-employee directors. Generally, the terms and conditions of such discretionary options will be the same as are described for employees. The remainder of this discussion of Non-Employee Director Options relates to the automatically granted options.

Each option granted to a non-employee director will have an exercise price per share equal to the greater of (a) the fair market value of one share of common stock on the date of grant of such option, or (b) the par value of such share. Each such option will be fully exercisable at the date of grant and will expire upon the tenth anniversary of the date of grant.

If the optionee ceases to be a non-employee director, the unexercised portion of the option shall terminate thirty days after the date of cessation as a non-employee director other than cessation by reason of disability, death or for cause, but no later than the termination date of the option. Should such an optionee die during this thirty day period, the option may be exercised for a period of up to six months after his death, but not later than the termination date of the option.

If the optionee ceases to be a non-employee director because of his disability (as defined in the Incentive Plan), the unexercised portion of the option will terminate on the earlier of one year from his ceasing to be a non-employee director or the termination date of the option. Should such optionee die during this period, the option will remain exercisable for up to six months from his death, but not later than the termination date of the option. If such optionee ceases to be a non-employee director due to his death while serving as a non-employee director, the unexercised portion of the option will terminate within one year of his death, but no later than the termination date of the option. If such optionee ceases to be a non-employee director for cause (which is generally defined in the Incentive Plan as willful misconduct or gross negligence, as determined by the Incentive Plan Committee in its sole discretion), the unexercised portion of an option will immediately terminate.

Payment of the exercise price of any option automatically granted to non-employee directors under the Incentive Plan may be made in cash, by delivery of previously owned shares of company common stock or by instructing the Incentive Plan Committee to withhold some of the shares issuable under the option, concurrently with the exercise of the option.

Any option granted to non-employee directors under the Incentive Plan will be nontransferable by the optionee other than by will or the laws of descent and distribution, and will be exercisable during the optionee’s lifetime only by the optionee or his or her guardian or legal representative.

The options so granted to the non-employee directors will not qualify for treatment as incentive stock options. See "Tax Treatment," below.

Tax Treatment

The following is a brief description of the federal income tax treatment which will generally apply to awards made under the Incentive Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of awards will depend on the specific nature of any such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted or unrestricted stock, an award which is payable in cash, or otherwise.

Options may be granted to employees of the Company pursuant to the Incentive Plan that are intended to qualify as incentive stock options under the provisions of Section 422A of the Internal Revenue Code (the "Code") ("Incentive Options"). Generally, the optionee is not taxed and the company is not entitled to a deduction on the grant or the exercise of an Incentive Option. However, if the optionee sells the shares acquired upon exercise of an Incentive Option at any time within (a) one year after the date of transfer of shares to the optionee pursuant to the exercise of such Incentive Option or (b) two years after the date of grant of such Incentive Option, then the Optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the sale price or the fair market value on the date of exercise over the exercise price of such Incentive Option and the company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by such optionee.

The grant of an option that does not qualify for treatment as an Incentive Option is generally not a taxable event for the optionee. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of the exercise) over the exercise price of such option, and the company will be entitled to a deduction equal to such amount.

Awards to employees under the Incentive Plan may also include stock sales or other grants of stock. Stock issued pursuant to these awards may be subject to certain restrictions. Generally, the sale or grant of stock will be a taxable event if such stock is not subject to a substantial risk of forfeiture and is freely transferable for purposes of Code Section 83. In that case, the recipient will recognize ordinary income and the company will be entitled to a deduction equal to the difference between the fair market value of such stock on the date of grant and the amount paid, if any, for such stock. Persons who are subject to Section 16(b) of the Securities Exchange Act of 1934 and do not make an election under Code Section 83(b) to recognize income on the date the stock is issued will recognize income at the expiration of the six month period based on the fair market value of the stock at that time. Stock which is subject to restrictions that constitute a substantial risk of forfeiture or which is not transferable within the meaning of Section 83 of the Code will give rise to taxable ordinary income (and a deduction to the company) when the restrictions lapse or the stock becomes transferable, unless the recipient elects under Code Section 83(b) to recognize income as of the date of transfer. The amount of taxable income recognized at the time the restrictions lapse or the stock becomes transferable will be the excess of the fair market value of the stock (determined as of the date the restrictions lapse) over the amount, if any, paid for such stock.

Under the terms of the Incentive Plan, awards may be granted to employees that are payable in cash. Generally, a participant will recognize ordinary income and the company will be entitled to a deduction with respect to such cash awards when such participant actually or constructively receives the cash.

Awards may be granted to employees under the Incentive Plan that do not fall clearly into the categories descried above. The federal income tax treatment of these awards will depend upon the specific terms of such awards. Generally, the company will be required to withhold applicable taxes with respect to any ordinary income recognized by an employee in connection with awards made under the Incentive Plan.

The terms of the agreements pursuant to which specific awards are made to eligible persons under the Incentive Plan will provide for accelerated vesting of an award in connection with a change in ownership or control of the Company. In that event, certain amounts with respect to such awards may be characterized as "parachute payments" under Section 280G of the Code. Pursuant to these provisions, an employee will be subject to a 20% excise tax on any "excess parachute payment" and the company will be denied any deduction with respect to such excess parachute payment. The Incentive Plan specifically provides that the portion of an award that is accelerated is limited to an amount that can be accelerated without causing the employee to receive an excess parachute payment. Finally, it is the present intention that the Incentive Plan be operated in a manner that satisfies Section 162(m) of the Code, so that the income of the recipient allocable to an Award will be fully deductible.

Other Effects of the Plan

Under current accounting principles, if an option is granted under the Incentive Plan with an exercise price that is less than the fair market value of the optioned shares on the date of grant, then there will be a charge against the income of the company in order to reflect compensation expense. A similar result would obtain in the case of the award of restricted stock.

Upon the grant of other types of awards, especially those requiring the company to make cash payments, such as an SAR, the Company will be required to recognize the initial cash obligation, and any subsequent increases or decreases in such cash obligation, as an expense, or income, of the Company for financial purposes. Thus, awards under the Incentive Plan may result in a reduction of the company ’s earnings per share.

New Plan Benefits

The company currently anticipates that it will, as a general matter, grant options on an annual basis. However, future option grant recipients, and future option grant levels, other than to non-employee directors, have not been determined. Therefore, the number, amount and type of awards to be received by or allocated to eligible persons in the future under the Incentive Plan cannot be determined at this time. The company has not approved any awards under the Incentive Plan that are conditioned upon stockholder approval of the proposed plan amendment. On February 27, 2004, the closing price of the company’s common stock was $8.56.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2003 regarding compensation plans (including individual compensation arrangements) under which equity securities of the company are authorized for issuance.

EQUITY COMPENSATION PLAN INFORMATION
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	849,650	$ 2.445	92,700
Equity compensation plans not Approved by security holders	--		--
Total	849,650	$ 2.445	92,700

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO THE 2000 INCENTIVE PLAN

CERTAIN TRANSACTIONS

Our company raised $3,010,000 on April 5, 2001 through a private placement of common stock and convertible debentures. The proceeds of the private placement were used to partially finance our purchase of designated assets of Terminor Processing & Trade BV, Ceramic Design International Holding BV and Thermal Insulation Manufacturers BV. In the private placement, our company issued 301,000 shares of its common stock and $2,709,000 principal amount of convertible debentures. Each purchaser in the private placement acquired a combination of common stock and convertible debentures. The terms of the private placement were agreed to in arms length negotiations with two lead investors who had no previous investment in or relationship to our company, but invested approximately two-thirds of the total amount raised. Additional outside investors and five directors, Bernard A. Paulson, Thomas W. Pauken, Richard L. Bowers, Chris McGougan and W. Craig Epperson, of our company purchased the remaining one-third of the common stock and convertible debentures on the same terms as those agreed to with the lead investors as set forth below.

The common stock was priced in the private placement at $1.00 per share, a price slightly above the previous closing price, and the convertible debentures were convertible at $1.80 per share of common stock. The debentures bear no interest for two years, are secured by security interests in substantially all of our company’s assets, and will be automatically converted into five year secured term notes bearing interest at the rate of 10% per annum, unless the holders of the debentures elect to convert them into common stock at the $1.80 per share conversion rate. All debentures have been converted.

The lead investors are affiliates of Hartman & Associates, Inc. of Austin, Texas. Under the terms of their investments, Hartman & Associates was permitted to designate two persons as directors of our company. David A. Hartman and his son, Douglas M. Hartman, were so designated, and joined our company’s board of directors at a subsequent board meeting.

On January 15, 2004, our Company raised $1,000,000 through the placement of convertible preferred stock and $2,500,000 in cash on January 16, 2004 through a private placement of common stock. The proceeds of the private placement will be used for the expansion of manufacturing facilities, to improve operational efficiencies and working capital purposes. In the private placement, our company issued 526,316 shares of its common stock to existing shareholders and new institutional holders at $4.75. In this connection, our company entered into a Common Stock Purchase Agreement whereby we agreed to prepare and file with the Securities and Exchange Commission a registration statement with respect to the sale of the shares from the private placement.

Terms of the convertible preferred stock were agreed to in arms length negotiations with the investors. The 200,000 shares of convertible preferred stock have a six percent coupon rate, and each preferred share is convertible into 0.84 shares of common stock and is redeemable at the option of the Company after two years.

PROPOSAL FOUR
NOTIFICATION OF APPOINTMENT OF
INDEPENDENT PUBLIC ACCOUNTANTS
FOR THE YEAR ENDING DECEMBER 31, 2004

Upon the recommendation of the Audit Committee, the board of directors has approved the retention of Ernst & Young LLP, certified public accountants, to serve as independent auditors of our company for the year ending December 31, 2004, subject to ratification of such approval by our company’s stockholders. Although stockholder ratification is not required for the selection of Ernst & Young, and although such ratification will not obligate the company to continue the services of such firm, the board of directors is submitting the selection for ratification with a view towards soliciting the stockholders’ opinion thereof, which may be taken into consideration in future deliberations. If the appointment is not ratified, the board of directors must then determine whether to appoint other auditors before the end of the current fiscal year, and in such case, stockholders’ opinions would be taken into consideration. Ernst & Young LLP served as independent auditors for our company for the year ended December 31, 2003. Representatives will be present at the annual meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2004 FISCAL YEAR.

STOCKHOLDER PROPOSALS

Pursuant to various rules promulgated by the Securities and Exchange Commission, a stockholder that seeks to include a proposal in our company’s proxy statement and form of proxy card for the 2005 annual meeting of the stockholders of our company must timely submit such proposal in accordance with Securities and Exchange Commission Rule 14a-8 to our company, addressed to Elizabeth K. Morgan, 722 Burleson Street, Post Office Box 2544, Corpus Christi, Texas 78403 no later than December 6, 2004 . Any stockholder proposal that is not submitted for inclusion in our company’s proxy statement but is instead sought to be presented at the 2005 Annual Meeting must be delivered to or mailed and received by the Secretary at our principal executive office no later than February 28, 2005. The company’s proxies will vote the shares represented by the proxies held by them in accordance with their judgment on such matters if (i) the proposal is received outside of the timeframe outlined above or (ii) the company receives timely notice of such proposal and advises its stockholders in its 2005 Proxy Statement about the nature of the matter and how management intends to vote.

With respect to business to be brought before the annual meeting, our company has not received any notices from stockholders that our company is required to include in this proxy statement.

APPENDIX A

TOR MINERALS INTERNATIONAL, INC.
AUDIT COMMITTEE CHARTER

Purpose

The role of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

The Audit Committee shall also prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Company’s annual proxy statement.

Composition

Independence

The Audit Committee shall consist of three or more members of the Board of Directors (the "Board"), each of whom is determined by the Board to be "independent" under Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), the rules of the Nasdaq Stock Market and the rules and regulations of the SEC.

Financial Expertise

All members of the Audit Committee must be able to read and understand financial statements at the time of their appointment. At least one member of the Audit Committee must be a "Financial Expert" as such term is defined by the rules of the Nasdaq Stock Market and the rules and regulations of the SEC.

Appointment and Removal

The members of the Audit Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Audit Committee may be removed, with or without cause, by a majority vote of the Board.

Chairperson

Unless a Chairperson is elected by the full Board, the members of the Audit Committee shall designate a Chairperson by the majority vote of the full Audit Committee membership. The Chairperson will chair all regular sessions of the Audit Committee and set the agenda for Audit Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Audit Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Audit Committee.

Meetings

The Audit Committee shall meet as often as it determines but no less than once per quarter, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee should meet regularly with each of management, the principal internal auditor of the Company and the outside auditing firm in separate executive sessions to discuss any matters that the Audit Committee or either of these groups believes should be discussed privately. In addition, the Audit Committee or its chairperson should meet with the independent auditors and management quarterly to review the Company’s financial statements.

Relationship with Independent Accountants

The Audit Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the outside auditing firm. In this regard, the Audit Committee shall have the sole authority to (A) appoint and retain, (B) determine the funding for, and (C) when appropriate, terminate, the outside auditing firm, which shall report directly to the Audit Committee. The Audit Committee will be responsible for resolving any disputes between the independent accountants and the Company’s management.

Duties and Responsibilities

To fulfill its responsibilities and duties the Audit Committee shall:

A.Financial Reporting Processes and Documents/Reports Review

1. Review and discuss with the outside auditing firm: (A) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, (B) any audit problems or difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditing firm’s activities or on access to requested information, and any significant disagreements with management and management’s response to such audit problems or difficulties, and (C) any reports of the outside auditing firm with respect to interim periods.

2. Review and discuss with management and the outside auditing firm the annual audited and quarterly unaudited financial statements of the Company, including (A) analyses of management and/or the outside auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, (B) the Company’s disclosures under "Management’s Discussion and Analysis of Financial Condition and Results of Operations," including the development, selection and reporting of accounting policies that may be regarded as critical, and (C) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations.

3. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

4. Periodically review and discuss the adequacy of the Company’s internal controls, any significant deficiencies in internal controls (and any special audit steps adopted in light of material control deficiencies), and significant changes in such controls; and review and discuss with the principal internal auditor of the Company and such others as the Audit Committee deems appropriate, the scope and results of the internal audit program.

5. Periodically review and discuss the adequacy and effectiveness of the Company’s disclosure controls and procedures and management reports thereon.

6. Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

7. Review and timely discuss with management and the outside auditors the effect of regulatory and accounting initiatives, as well as any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company.

8. Review and discuss with the independent auditors their report regarding (A) all critical accounting policies and practices to be used, (B) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (C) other material written communications between the outside auditing firm and Company management, including a schedule of unadjusted differences.

9. Review with financial management and the independent accountants the Company’s filings with the SEC prior to their filing or prior to the release of earnings reports. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

10. Prepare all reports required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

11. Discuss and review earnings press releases, including the type and presentation of information to be included in earnings press releases, in particular the use of "pro forma" or "adjusted" non-GAAP information.

12. Discuss and review financial information and earnings guidance provided to analysts and rating agencies.

13. Discuss policies with respect to risk assessment and risk management.

B.Independent Accountants

1. Approve in advance all audit, review or attest engagements required under the securities laws to be provided by the outside auditing firm, including fees and terms.

2. Establish policies and procedures for the engagement of the outside auditing firm to provide permissible non-audit services, which shall require preapproval by the Audit Committee (other than with respect to de minimis exceptions described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). Ensure that approval of non-audit services are disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

3. The authority to grant preapproval of audit and non-audit services may be delegated to one or more designated members of the audit committee who are independent directors. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting.

4. Review, at least annually, a report by the outside auditor describing (A) the firm’s internal quality-control procedures, (B) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (C) all relationships between the independent auditor and the Company.

5. In connection with the report review described in the previous paragraph, review and evaluate the lead partner of the outside auditor and present to the Board Audit Committee conclusions with respect to the qualifications and performance of the outside auditing firm.

6. Consider, at least annually, the independence of the outside auditing firm, including whether the outside auditing firm’s performance of permissible non-audit services is compatible with the auditor’s independence; obtain and review the report by the outside auditing firm describing any relationships between the outside auditing firm and the Company referred to in paragraph four above or any relationships between the outside auditing firm and the Company or any other relationships that may adversely affect the independence of the auditor; discuss with the outside auditing firm any disclosed relationship or services that may impact the objectivity and independence of the auditor; and present to the Board the Audit Committee’s conclusions with respect to the independence of the outside auditing firm.

7. Ensure rotation of the audit partners as required by law and consider further whether, to assure continuing auditor independence, there should be a regular rotation of the outside audit firm itself.

8. Establish policies for the hiring of employees and former employees of the outside auditing firm.

C. Outside Advisors.

The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its duties. The Audit Committee shall have sole authority to approve related fees and retention terms.

D. Ethical and Legal Compliance

1. Establish, review and update periodically a code of business ethics and conduct that applies to the Company’s employees and directors, and ensure that management has established a system to enforce the code of ethics. The code must be publicly available and waivers for executive officers and directors granted and disclosed in accordance with applicable law.

2. Review and approve, if the duty is not delegated to a comparable body of the Board, all related party transactions in accordance with the regulations of Nasdaq.

3. Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements or evidence of a material violation of securities laws or a breach of fiduciary duty. Upon receiving a report, the Audit Committee is to conduct an appropriate inquiry; notify the board and CEO of the results; and recommend remedial actions. If the Company fails to take the recommended remedial action, the Audit Committee has the authority to take any other appropriate actions, including the authority to notify the SEC of the material violation.

4. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

5. Perform any other activities consistent with this Charter, the Company’s bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Reports and Performance Review

The Audit Committee shall report its actions and any recommendations to the Board after each Audit Committee meeting and shall conduct and present to the Board an annual performance evaluation of the Committee. The Audit Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the outside auditor.

Disclosure of Charter

This Charter will be made available in accordance with applicable rules and regulations.

Adopted by Resolution of the Board of Directors

March 5, 2004

APPENDIX B

2000 INCENTIVE PLAN FOR
TOR MINERALS INTERNATIONAL, INC.
(formerly HITOX CORPORATION OF AMERICA)
FEBRUARY 2000

TABLE OF CONTENTS

1. Purpose 1
2. Definitions 1

(a) "Affiliate" 1
(b) "Applicable Laws" 1
(c) "Award" 1
(d) "Available Shares" 1
(e) "Board" 1
(f) "Cause" 1
(g) "Change in Control" 1
(h) "Change in Control Price" 2
(i) "Code" 2
(j) "Committee" 2
(k) "Common Stock" 2
(l) "Company" 3
(m) "Date of Grant" 3
(n) "Date of Hire" 3
(o) "Director" 3
(p) "Disability" 3
(q) "Effective Date" 3
(r) "Eligible Person" 3
(s) "Fair Market Value" 3
(t) "Holder" 3
(u) "Incentive Stock Option" 3
(v) "Limited SAR" 4
(w) "Non-qualified Stock Option" 4
(x) "Option" 4
(y) "Option Price" 4
(z) "Outside Director" 4
(aa) "Outside Director Option" 4
(bb) "Parent" 4
(cc) "Performance Award" 4
(dd) "Performance Period" 4
(ee) "Plan" 4
(ff) "Plan Year" 4
(gg) "Potential Change In Control" 4
(hh) "Restriction(s)" "Restricted" 4
(ii) "Restricted Period" 5
(jj) "Restricted Shares" 5
(kk) "Restricted Share Award" 5
(ll) "Restricted Share Distributions" 5
(nn) "Section 162(m) Maximum" 5
(oo) "Share(s)" 5
(qq) "Subsidiary" 5
(rr) "Separation" 5
(ss) "1933 Act" 5
(tt) "1934 Act" 5
(uu) "Vested" 5

3. Available Shares 5
4. Conditions for Grant of Awards 6
5. Grant of Options 6
6. Option Price 8
7. Exercise of Options 8
8. Exercisability of Options 8
9. Termination of Option Period and Award 9
10. Acceleration 9
11. Restricted Share Awards 10
12. Performance Awards 11
13. Automatic Options Granted to Outside Directors 12
14. Adjustment of Available Shares 12
15. Transferability of Awards 13
16. Issuance of Shares 13
17. Administration of the Plan 14
18. Government Regulations 16
19. Tax Withholding 16
20. Stock Appreciation Rights and Limited Stock Appreciation Rights 16
21. Dividend Equivalent Rights. 19
22. Section 83(b) Election 19
23. Interpretation 19
24. Amendment and Discontinuation of the Plan 19
25. Effective Date and Termination Date 20

2000 INCENTIVE PLAN
FOR
TOR MINERALS INTERNATIONAL, INC.

1. Purpose The purpose of this Plan is to advance the interests of TOR Minerals International, Inc. and increase shareholder value by providing additional incentives to attract, retain and motivate those qualified and competent employees and Directors upon whose efforts and judgment its success is largely dependent.

2. Definitions As used herein, the following terms shall have the meaning indicated:

(a) "Affiliate" means any corporation, partnership or other entity in which the Company, directly or indirectly, owns a fifty percent (50%) or greater interest.

(b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, and the Code, and the similar laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

(c) "Award" shall mean either an Option, an SAR, a Restricted Share Award, or a Performance Award, except that where it shall be appropriate to identify the specific type of Award, reference shall be made to the specific type of Award.

(d) "Available Shares" shall mean, at each time of reference, the total number of Shares described in Section 3 with respect to which the Committee may grant an Award, all of which Available Shares shall be held in the Parent's treasury or shall be made available from authorized and unissued Shares.

(e) "Board" shall mean the Board of Directors of the Parent.

(f) "Cause" shall mean the Optionee's willful misconduct or gross negligence, as reasonably determined by the Committee in its sole discretion.

(g) "Change in Control" shall mean:

(i) a dissolution or liquidation, or sale of substantially all of the operating assets of the Company;

(ii) a merger or consolidation (other than a merger effecting a re-incorporation of the Company in another state or any other merger or a consolidation in which the shareholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the shareholders of the Company and their proportionate interests therein immediately prior to the merger or consolidation) in which the Company is not the surviving corporation (or survives only as a subsidiary of another corporation in a transaction in which the shareholders of the parent of the Company and their proportionate interests therein immediately after the transaction are not substantially identical to the shareholders of the Company and their proportionate interests therein immediately prior to the transaction; provided, however, that the Board of Directors may at any time prior to such a merger or consolidation provide by resolution that the foregoing provisions of this parenthetical shall not apply if a majority of the board of directors of such parent immediately after the transaction consists of individuals who constituted a majority of the Board of Directors immediately prior to the transaction; or

(iii) an event where (i) any "person" (as such term is used in Sections 13(d) and 14(d))2) of the Securities Exchange Act of 1934, as amended) other than an employee stock ownership plan or the Company, becomes the beneficial owner (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities, or (ii) the Board of Directors ceases to consist of a majority of Continuing Directors; provided that "Continuing Directors" shall mean a member of the Board of Directors who either (iii) is a member of the Board of Directors on the effective date of the Plan or (iv) is nominated or appointed to serve as a Director by a majority of the then Continuing Directors.

(h) "Change in Control Price" shall mean the highest price per share paid in any transaction reported on the NYSE or such other exchange or market as is the principal trading market for the Common Stock, or paid or offered in any bona fide transaction related to a Potential or actual Change in Control at any time during the 60 day period immediately preceding such occurrence, in each case as determined by the Committee except that, in the case of Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Holder exercises such Stock Appreciation Rights or, where applicable, the date on which a cash out occurs.

(i) "Code" shall mean the Internal Revenue Code of 1986, as now or hereafter amended.

(j) "Committee" shall mean the committee, if any, appointed by the Board pursuant to Section 17 hereof, and for convenience of reference, all references herein to administration shall be to the Committee, but shall be understood to refer to the Board if the Committee is not appointed at the time of reference.

(k) "Common Stock" shall mean the common stock, par value $.25 per share, of the Parent.

(l) "Company" shall mean the Parent, its Subsidiaries and Affiliates, except when it shall be appropriate to refer only to TOR Minerals International, Inc., then it shall be referred to as "Parent".

(m) "Date of Grant" shall mean the date on which the Committee takes formal action to grant an Award, provided that it is followed, as soon as reasonably possible, by written notice to the Eligible Person receiving the Award.

(n) "Date of Hire" shall mean the date on which an Eligible Person begins employment with the Company.

(o) "Director" shall mean a member of the Board.

(p) "Disability" shall mean Holder's present incapacity resulting from an injury or illness (either mental or physical) which, in the reasonable opinion of the Committee based on such medical evidence as it deems necessary, will result in death or can be expected to continue for a period of at least twelve (12) months and will prevent the Holder from performing the normal services required of the Holder by the Company, provided, however, that such disability did not result, in whole or in part: (i) from chronic alcoholism; (ii) from addiction to narcotics; (ii) from a felonious undertaking; or (iv) from an intentional self-inflicted wound.

(q) "Effective Date" shall mean February 21, 2000.

(r) "Eligible Person" shall mean employees of the Company, and Outside Directors, in each case limited to those persons so described who the Committee determines have the capacity to substantially contribute to the success of the Company.

(s) "Fair Market Value" per Share on the date of reference shall be such amount as the Committee, in its sole discretion, shall determine; provided, however, that where there is a public market for the Stock, the Fair Market Value per Share shall be determined as follows: (i) if Stock is listed or admitted for trading on any United States national securities exchange or included in the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ/NMS") or the NASDAQ Small Cap Market, the means of the highest and lowest sales prices of the Stock on such exchange or system, on the date of reference, as reported by The Wall Street Journal, or (ii) if the securities are quoted on the National Association of Securities Dealers Automated Quotation System (but no NASDAQ/NMS or NASDAQ Small Cap Market) or similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations, of the Stock on such system on the date of reference, as reported in such system.

(t) "Holder" shall mean, at each time of reference, each person with respect to whom an Award is in effect and provided further that to the extent provided under, and subject to the conditions of, the Award, it shall refer to the person who succeeds to the rights of the Holder upon the death of the Holder.

(u) "Incentive Stock Option" shall mean an Option that is an incentive stock option as defined in Section 422 of the Code.

(v) "Limited SAR" shall mean a limited stock appreciation right as defined in Section 20 hereof.

(w) "Non-qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

(x) "Option" (when capitalized) shall mean any Incentive Stock Option and a Non-qualified Stock Option granted under this Plan, except that, where it shall be appropriate to identify a specific type of Option, reference shall be made to the specific type of Option; provided, further, without limitation, that a single Option may include both Incentive Stock Option and Non-qualified Stock Option provisions.

(y) "Option Price" shall mean the price per Share which is required to be paid by the Holder in order to exercise his right to acquire the Share under the terms of the Option.

(z) "Outside Director" means a member of the Board who is not an officer or employee of the Company.

(aa) "Outside Director Option" means the automatic Option granted to an Outside Director under Section 13 below.

(bb) "Parent" shall mean TOR Minerals International, Inc., a Delaware corporation.

(cc) "Performance Award" shall mean the Award which is granted contingent upon the attainment of the performance objectives during the Performance Period, all as described more fully in Section 12.

(dd) "Performance Period" shall mean the period described in Section 12 with respect to which the performance objectives relate.

(ee) "Plan" shall mean this 2000 Incentive Plan For TOR Minerals International, Inc.

(ff) "Plan Year" shall mean the Parent's fiscal year.

(gg) "Potential Change In Control" shall mean the first to occur of (i) approval by shareholders of an agreement by the Parent, the consummation of which would result in a Change in Control; or (ii) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or any Company employee benefit plan of securities of the Company representing 5% or more of the combined voting power of the Parent's outstanding securities and the adoption by the Committee of a resolution to the effect that a Potential Change in Control has occurred for purposes of this Plan.

(hh) "Restriction(s)" "Restricted" and similar shall mean the restrictions applicable to Available Shares subject to an Award which prohibit the "transfer" of such Available Shares, and which constitute "a substantial risk of forfeiture" of such Available Shares, as those terms are defined under Section 83(a)(1) of the Code.

(ii) "Restricted Period" shall mean the period during which Restricted Shares shall be subject to Restrictions.

(jj) "Restricted Shares" shall mean the Available Shares granted to an Eligible Person which are subject to Restrictions.

(kk) "Restricted Share Award" shall mean the Award of Restricted Shares.

(ll) "Restricted Share Distributions" shall mean any amounts, whether Shares, cash or other property (other than regular cash dividends) paid or distributed by the Parent with respect to Restricted Shares during a Restricted Period.

(mm) "SAR" shall mean a stock appreciation right as defined in Section 20 hereof.

(nn) "Section 162(m) Maximum" shall mean 100,000 Shares.

(oo) "Share(s)" shall mean a share or shares of Common Stock.

(pp) "Spread" shall mean the difference between the Option Price of the Share(s) and the Fair Market Value of such Share(s), on the date of reference.

(qq) "Subsidiary" shall mean any corporation (other than the Parent) in any unbroken chain of corporations beginning with the Parent if, at the time of the granting of the Award, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such unbroken chain.

(rr) "Separation" shall mean the date on which Holder ceases to have an employment relationship with the Company for any reason, including death or disability; provided, however, a Separation will not be considered to have occurred while an Employee is on sick leave, military leave, or any other leave of absence approved by the Employer, if the period of such leave does not exceed 180 days, or, if longer, so long as the Employee’s right to reemployment with the Employer is guaranteed either by statute or by contract; and (y) with respect to an Outside Director the date such Optionee ceases to be a member of such Board

(ss) "1933 Act" shall mean the Securities Act of 1933, as amended.

(tt) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

(uu) "Vested" shall mean, in reference to Shares, the number of Shares, which have Vested in accordance with the express terms of the Award.

3. Available Shares

(a) As of the Effective Date, 750,000 Shares shall automatically, and without further action, become Available Shares. To the extent any Award shall terminate, expire or be canceled, or the Award shall be paid in cash, the Available Shares subject to such Award (or with respect to which the Award is measured), shall remain Available Shares.

(b) Notwithstanding any provision hereafter the contrary, no person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive Awards pursuant to this Plan in any Plan Year which relate to Shares which exceed the Section 162(m) Maximum.

4. Conditions for Grant of Awards

(a) Without limiting the generality of the provisions hereof which deal specifically with each form of Award, Awards shall only be granted to such one or more Eligible Persons as shall be selected by the Committee.

(b) In granting Awards, the Committee shall take into consideration the contribution the Eligible Person has made or may be reasonably expected to make to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Awards under the Plan prescribe such other terms and conditions concerning such Awards as it deems appropriate, including, without limitation, relating an Award to achievement of specific goals established by the Committee or to the continued employment of the Eligible Person for a specified period of time, provided that such terms and conditions are not inconsistent with the provisions of this Plan.

(c) Incentive Stock Options may be granted only to Employees, and all other Awards may be granted to either Employees, or Outside Directors.

(d) The Plan shall not confer upon any Holder any right with respect to continuation of employment by the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment, or Directorship, at any time.

(e) The Awards granted to Eligible Persons shall be in addition to regular salaries, pension, life insurance or other benefits related to their service to the Company. Neither the Plan nor any Award granted under the Plan shall confer upon any person any right to continuance of employment by the Company; and provided, further, that nothing herein shall be deemed to limit the ability of the Company to enter into any other compensation arrangements with any Eligible Person.

(f) The Committee shall determine in each case whether periods of military or government service shall constitute a continuation of employment for the purposes of this Plan or any Award.

(g) Notwithstanding any provision hereof to the contrary, each Award which in whole or in part involves the issuance of Available Shares may provide for the issuance of such Available Shares for consideration consisting of such consideration as the Committee may determine, including (without limitation) as compensation for past services rendered.

5. Grant of Options

(a) The Committee may grant Options to Optionees from time to time alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash Awards made outside of the Plan, to purchase some or all of the Available Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Non-qualified Stock Option, shall be evidenced by a written agreement that shall contain such provisions as shall be selected by the Committee, which incorporate the terms of this Plan by reference, and which clearly shall state whether it is (in whole or in part) an Incentive Stock Option or a Non-qualified Stock Option.

(b) Non-qualified Stock Options may be granted hereunder and shall contain such terms and provisions as shall be determined by the Committee, except that each such Non-qualified Stock Option (i) must be clearly designated as a Non-qualified Stock Option; (ii) may be granted for Available Shares which become exercisable in excess of the limits contained in Section 5(c); and (iii) shall not be subject to Section 6(c) hereof. If both Incentive Stock Options and Non-qualified Stock Options are granted to an Optionee, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

(c) The aggregate Fair Market Value (determined as of the Date of Grant) of the Available Shares with respect to which any Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year under the Plan and all such plans of the Company (as defined in Section 424 of the Code) shall not exceed $100,000.

(d) An Award shall not be transferable by the Holder without the prior written consent of the Committee other than transfers by will or by the laws of descent and distribution. All Options shall be exercisable, during the Holder's lifetime, only by the Holder.

(e) If the Option agreement so provides at Date of Grant or (except in the case of an Incentive Stock Option) is amended after Date of Grant and prior to exercise to so provide (with the Holder's consent), the Committee may require that all or part of the Shares to be issued with respect to the Spread take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the transferability and forfeiture restrictions involved.

(f) Without limitation, the Committee may condition the exercise of any Option upon the attainment of specified performance goals or other factors (other than, or in addition to, continued employment) as the Committee may determine. Unless specifically provided to the contrary in such Option agreement, unless it has expired earlier, any such performance based Option shall vest twelve (12) months prior to the date on which it otherwise would expire solely from the passage of time if the conditions to exercise have not theretofore been satisfied.

(g) If an Optionee delivers Shares already owned by him or her in full or partial payment of the Option Price, the Committee may authorize the automatic grant of a new option (a "Reload Option") for that number of Shares as shall equal the number of already owned Shares surrendered in payment of the Option Price. The grant of a Reload Option will become effective upon the exercise of underlying Option. The Option Price of the Reload Option shall be the Fair Market Value of a Share on the Date of Grant of the Reload Option. Each Reload Option shall be exercisable no earlier than six (6) months from the date of its Date of Grant and no later than the time when the underlying Option being exercised could be last exercised. The Committee may also specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof.

6. Option Price

(a) The Option Price shall be any price determined by the Committee which is not less than the par value of Common Stock; provided, however, that in the case of an Incentive Stock Option, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value per Share (as reasonably determined in the sole discretion of the Committee) on the Date of Grant.

(b) The Option Price shall be paid solely in cash, by certified or cashier's check, by wire transfer, by money order. Notwithstanding the forgoing, if expressly provided in the Option, the Option Price may be paid with Shares owned by the Optionee for at least 6 months prior to the exercise date, and the value of the Common Stock surrendered shall its Fair Market Value on the date surrendered.

(c) Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly (or indirectly through attribution under Section 424(d) of the Code) at the Date of Grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (as defined in Section 424 of the Code) at the Date of Grant, unless the Option Price of such Incentive Stock Option is at least 110% of the Fair Market Value on the Date of Grant of the Available Shares subject to such Incentive Stock Option, and the period during which the Incentive Stock Option may be exercised does not exceed five (5) years from the Date of Grant.

7. Exercise of Options An Option shall be deemed exercised when (i) the Committee has received written notice of such exercise in accordance with the terms of the Option, and (ii) full payment of the aggregate Option Price of the Available Shares as to which the Option is exercised has been made. Separate stock certificates shall be issued by the Parent for any Available Shares acquired as a result of exercising an Incentive Stock Option and a Non-qualified Stock Option.

8. Exercisability of Options

(a) Each Option shall become exercisable in whole or in part and cumulatively, and shall expire, according to the terms of the Option to the extent not inconsistent with the express provisions of this Plan; and provided, further, and without limitation, that in the case of the grant of an Option to an officer (as that term is used in Rule 16a-1 promulgated under the 1934 Act) or any similar rule which may subsequently be in effect, the Committee may provide that no Available Shares acquired on the exercise of such Option shall be transferable during such 6 month period following the Date of Grant.

(b) The Committee, in its sole discretion, may accelerate the date on which all or any portion of an otherwise unexercisable Option may be exercised or a restriction on shares subject to an Award will lapse.

9. Termination of Option Period and Award

Options shall terminate in accordance with their terms, provided, however, that an Option may incorporate some or all of the following termination provisions by reference, in which case the unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i) the 30th day following Optionee's Separation for any reason except Death, Disability or Cause; or

(ii) immediately upon Separation for Cause; or

(iii) on the 180th day following a Separation by reason of death or Disability; or

(iv) the tenth (10th) anniversary of the Date of Grant.

(b) Notwithstanding any provision hereof to the contrary, in the event of a Change in Control, or a Potential Change in Control, the Committee may, by giving written notice ("Cancellation Notice"), cancel, effective upon the date of the consummation of such corporate transaction, all or any Vested portion of any one or more Option(s) which remain(s) unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval of such corporate transaction.

(c) Each Award (other than an Option) shall be evidenced by an agreement that may contain any provisions regarding its termination as shall be selected by the Committee; provided, however, that in each case, unless expressly provided to the contrary in such Award, the Restricted portion of an Award shall automatically and without notice be canceled and permanently forfeited on the Holder’s date of Separation for any reason other than death or Disability.

10. Acceleration

(a) In the event of either a Change in Control, or a Potential Change in Control, unless otherwise expressly provided in the Option, (i) all Awards, other than Performance Awards, shall become fully exercisable, nonforfeitable, or the Restricted Period shall terminate, as the case may be (hereafter, in this Section 10, such Award shall be "accelerated") and (ii) the value of all outstanding Non-qualified Stock Options, Stock Appreciation Rights, Restricted Stock, and Outside Director Options shall be cashed out on the basis of the Change in Control Price, effective as the date of the Change in Control, or on such other date as the Committee may determine prior to the Change in Control.

(b) Notwithstanding any provisions hereof to the contrary, if an Award is accelerated under Section 10(a), the portion of the Award which is accelerated is limited to that portion which can be accelerated without causing the Holder to have an "excess parachute payment" as determined under Section 280G of the Code, determined by taking into account all of the Holder's "parachute payments" determined under Section 280G of the Code, all as reasonably determined by the Committee.

11. Restricted Share Awards

(a) The Committee may grant Awards of Restricted Shares to any Eligible Person, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified in the grant. The terms and conditions of Restricted Shares shall be specified by the grant. The Committee, in its sole discretion, shall determine what rights, if any, the person to whom an Award of Restricted Shares is made shall have in the Restricted Shares during the Restriction Period and the Restrictions applicable to the particular Award, including whether the holder of the Restricted Shares shall have the right to vote the Shares and receive all dividends and other distributions applicable to the Shares. The Committee shall determine when the Restrictions shall lapse or expire and the conditions, if any, under which the Restricted Shares will be forfeited or sold back to the Company. The Committee, in its discretion, may prospectively change the Restriction Period and the Restrictions applicable to any particular Award of Restricted Shares. Restricted Shares may not be disposed of by the recipient until the Restrictions specified in the Award expire.

(b) The Restrictions on Restricted Shares shall lapse in whole, or in installments, over whatever Restricted Period shall be selected by the Committee; provided, however, that a complete lapse of Restrictions always shall occur on or before the 9th anniversary of the Date of Grant.

(c) Without limitations, the Committee may accelerate the date on which Restrictions lapse with respect to any Restricted Shares.

(d) During the Restricted Period, the certificates representing the Restricted Shares, and any Restricted Share Distributions, shall be registered in the Holder's name and bear a restrictive legend disclosing the Restrictions, the existence of the Plan, and the existence of the applicable agreement granting such Restricted Share Award. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit the transfer to the Company of all or any portion of the Restricted Shares, and any assets constituting Restricted Share Distributions, which shall be forfeited in accordance with the applicable agreement granting such Restricted Share Award. Restricted Shares shall constitute issued and outstanding Common Stock for all corporate purposes and the Holder shall have all rights, powers and privileges of a Holder of unrestricted Shares except that the Holder will not be entitled to delivery of the stock certificates until all Restrictions shall have terminated, and the Company will retain custody of all related Restricted Share Distributions (which will be subject to the same Restrictions, terms, and conditions as the related Restricted Shares) until the conclusion of the Restricted Period with respect to the related Restricted Shares; and provided, further, that any Restricted Share Distributions shall not bear interest or be segregated into a separate account but shall remain a general asset of the Company, subject to the claims of the Company's creditors, until the conclusion of the applicable Restricted Period; and provided, finally, that any material breach of any terms of the agreement granting the Restricted Share Award, as reasonably determined by the Committee will cause a forfeiture of both Restricted Shares and Restricted Share Distributions.

12. Performance Awards

(a) The Committee may grant Performance Awards, which may in the sole discretion of the Committee represent a Share or be related to the increase in value of a Share, or be contingent on the Company's achievement of the specified performance measures during the Performance Period, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Restricted Share Awards or Options valued by reference to earnings per Share or Subsidiary performance, may be granted either alone, in addition to, or in tandem with, other Awards and cash awards made outside of the Plan. The Committee shall establish the performance measures for each Performance Period, and such performance measures, and the duration of any Performance Period, may differ with respect to each Eligible Person who receives a Performance Award, or with respect to separate Performance Awards issued to the same Eligible Person. The performance measures, the medium of payment, the Performance Period(s) and any other conditions to the Company's obligation to pay such Performance Award in full or in part, shall be set forth in the written agreement evidencing each Performance Award.

(b) Unless otherwise expressly provided in the agreement evidencing the Performance Award, the Holder of the Performance Award must remain employed by the Company until the end of the Performance Period in order to be entitled to any payment under such Performance Award; provided, however, that the Committee expressly may provide in the agreement granting such Performance Award that such Holder may become entitled to a specified portion of the amount earned under such Performance Award based on one or more specified period(s) of time between the Date of Grant of such Performance Award and such Holder's Separation prior to the end of the Performance Period.

(c) The following provisions shall apply to any Performance Awards made under this Plan to any person who has been designated by the Board of Directors as an Executive Officer of the Company:

(i) the performance criteria upon which vesting of the Award is contingent shall be such objective performance goals as the Committee shall establish in writing prior to the expiration of 90 days after the commencement of the Performance Period to which the performance goal or goals relate and while the outcome is substantially uncertain, and shall be based on total shareholder return, total shareholder return compared to a group of peer companies specified by the Committee, earnings per share, or operating income before federal income taxes; and

(ii) the maximum number of Shares that may be awarded to any Executive Officer with respect to all Performance Periods beginning in a calendar year shall not exceed the Section 162(m) Maximum; provided, however, to the extent expressly provided in the written evidence of the Award, that the Committee may retain the discretion to reduce an Award during or at the conclusion of the Performance Period; and

(iii) if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the Performance Period.

13. Automatic Options Granted to Outside Directors

(a) The provisions of this Section 13 shall apply only to the Outside Director Options granted to Outside Directors in accordance with this Section 13. The Committee shall have no authority to determine the timing of or the terms or conditions of any Outside Director Option under this Section 13.

(b) On the day after the date of each Annual Meeting, beginning with the Annual Meeting for 2000, unless this Plan has been previously terminated, each Outside Director who will continue as a Director following such meeting will receive a Non-qualified Stock Option to purchase 2,500 Shares at an Option Price equal to the Fair Market Value of a Share on such Date of Grant. In addition, in the case of an Outside Director who becomes a Director on a date other than the Annual Meeting, such Outside Director shall receive a Non-qualified Stock Option on the number of Shares equal to the product of (x) 2,500 and (y) a fraction whose numerator is the number of full calendar quarters remaining until the calendar quarter following the calendar quarter in which the next annual meeting will occur, and (y) whose denominator is 4.

(c) All Outside Director Options granted under this Section 13 shall be fully Vested on the Date of Grant.

(d) Each Outside Director Option granted under this Section 13 shall expire, if unexercised, in accordance with the provisions of Section 13.

(e) The Option Price of each Outside Director Option granted under this Section 13 may be paid in cash, or in Common Stock (including with Shares subject to such Option).

14. Adjustment of Available Shares

(a) If at any time while the Plan is in effect or Awards with respect to Available Shares are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

(i) appropriate adjustment shall be made in the maximum number of Available Shares which may be granted under Section 3, and equitably in the Available Shares which are then subject to each Award, so that the same proportion of the Parent's issued and outstanding Common Stock shall continue to be subject to grant under Section 3, and to such Award, and

(ii) in addition, and without limitation, in the case of each Award (including, without limitation, Options) which requires the payment of consideration by the Holder in order to acquire Shares, an appropriate equitable adjustment shall be made in the consideration (including, without limitation the Option Price) required to be paid to acquire the each Share, so that (i) the aggregate consideration to acquire all of the Shares subject to the Award remains the same and, (ii) so far as possible, (and without disqualifying an Incentive Stock Option) the relative cost of acquiring each Share subject to such Award remains the same.

All such determinations shall be made by the Board in its sole discretion.

(b) The Committee may change the terms of Options outstanding under this Plan, with respect to the Option Price or the number of Available Shares subject to the Options, or both, when, in the Committee's judgment, such adjustments become appropriate by reason of a corporate transaction (as defined in Treasury Regulation 1.425-1(a)(1)(ii)); provided, however, that if by reason of such corporate transaction an Incentive Stock Option is assumed or a new option is substituted therefore, the Committee may only change the terms of such Incentive Stock Option such that (i) the excess of the aggregate Fair Market Value of the Shares subject to option immediately after the substitution or assumption, over the aggregate option price of such Shares, is not more than the excess of the aggregate Fair Market Value of all Available Shares subject to the Option immediately before such substitution or assumption over the aggregate Option Price of such Available Shares, and (ii) the new option, or the assumption of the old Incentive Stock Option does not give the Optionee additional benefits which he did not have under the old Incentive Stock Option.

(c) Except as otherwise expressly provided herein, the issuance by the Parent of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale for adequate consideration, or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Parent convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to Available Shares subject to Awards granted under the Plan.

(d) Without limiting the generality of the foregoing, the existence of outstanding Awards with respect to Available Shares granted under the Plan shall not affect in any manner the right or power of the Parent to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the Parent's capital structure or its business; (2) any merger or consolidation of the Parent; (3) any issue by the Parent of debt securities, or preferred or preference stock which would rank above the Available Shares subject to outstanding Awards; (4) the dissolution or liquidation of the Parent; (5) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (6) any other corporate act or proceeding, whether of a similar character or otherwise.

15. Transferability of Awards Each Award shall provide that such Award shall not be transferable by the Holder otherwise than by will or the laws of descent and distribution.

16. Issuance of Shares No Holder or other person shall be, or have any of the rights or privileges of, the owner of Shares subject to an Award unless and until all Restrictions (if any) shall have lapsed and certificates representing such Common Stock shall have been issued and delivered to such Holder or other person. As a condition of any issuance of Common Stock, the Committee may obtain such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation or shareholder agreement including, but not limited to, the following:

(i) a representation, warranty or agreement by the Holder to the Parent, at the time any Shares are transferred, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

(ii) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

Share certificates issued to the Holder receiving such Shares who are parties to any shareholders agreement or any similar agreement shall bear the legends contained in such agreements. Notwithstanding any provision hereof to the contrary, no Shares shall be required to be issued with respect to an Award unless counsel for the Parent shall be reasonably satisfied that such issuance will be in compliance with applicable Federal or state securities laws.

As a condition of any issuance of Shares, the Committee may obtain such agreements or undertakings, if any, as the Committee may deem necessary or advisable to insure that the Optionee is bound with respect to any restrictions that may be contained in any stock ownership agreement being used by the Company at the time of exercise or with respect to any restrictions imposed upon shareholders by underwriters in connection with an initial public offering; and, further, that if the Shares are offered for sale to a person other than the Company prior to an initial public offering, such Shares will be offered for sale to the Company on comparable terms, which agreement may take the form of a right of first refusal containing such terms as shall be determined in the sole discretion of the Committee, including, without limitation, the purchaser's agreement to remain bound by the terms of any applicable stock ownership agreement.

Notwithstanding any provision hereof to the contrary, no Shares shall be required to be issued with respect to the exercise of an Option unless counsel for the Company shall be reasonably satisfied that such issuance will be in compliance with applicable Federal or state securities laws.

17. Administration of the Plan

(a) The Plan shall be administered by the Committee and, except for the powers reserved to the Board in Section 24 hereof, the Committee shall have all of the administrative powers under Plan. The initial Committee shall be the Compensation Committee of the Board.

(b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan and, without limitation, may delegate all of what, in its sole discretion, it determines to be ministerial duties to an officer of the Parent. The determinations under, and the interpretations of, any provision of the Plan or an Award by the Committee shall, in all cases, be in its sole discretion, and shall be final and conclusive.

(c) Any and all determinations and interpretations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting duly called, with at least 3 days prior notice and a general explanation of the subject matter given to each member, or (ii) without a meeting, by the written approval of all members of the Committee.

(d) No member of the Committee shall be liable for any action taken or omitted to be taken by him or by any other member of the Committee with respect to the Plan, and to the extent of liabilities not otherwise insured under a policy purchased by the Company, the Company does hereby indemnify and agree to defend and save harmless any member of the Committee with respect to any liabilities asserted or incurred in connection with the exercise and performance of their powers and duties hereunder, unless such liabilities are judicially determined to have arisen out of such member's gross negligence, fraud or bad faith. Such indemnification shall include attorney's fees and all other costs and expenses reasonably incurred in defense of any action arising from such act of commission or omission. Nothing herein shall be deemed to limit the Company's ability to insure itself with respect to its obligations hereunder.

(e) In particular, and without limitation, the Committee shall have the authority, consistent with the terms of the Plan:

(i) to select the officers, key employees and Outside Directors of the Company to whom Awards may from time to time be granted hereunder;

(ii) to determine whether and to what extent Awards are to be granted hereunder to one or more eligible persons;

(iii) to determine the number of Shares to be covered by each such Award ranted hereunder;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the Agreed Value and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by the Plan;

(v) to determine whether and under what circumstances an Option may be settled in cash or Restricted Shares instead of Shares;

(vi) to determine whether, to what extent, and under what circumstances Awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other Awards under the Plan and/or cash awards made outside of the Plan;

(viii) to determine whether to require payment of tax withholding requirements in Shares.

(f) The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to conclusively interpret any and all of the terms and provisions of the Plan and any and all Awards issued under the Plan (and any agreements relating thereto), which decisions shall not be subject to review. Without limitation, all questions of interpretation and application of the Plan or pertaining to any question of fact or Award granted hereunder shall be decided by the Committee, whose decision shall be final, conclusive and binding upon the Company and each other affected party.

18. Government Regulations This Plan, the Awards and the obligations of the Company to sell and deliver Shares, shall be subject to all Applicable Laws, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19. Tax Withholding On or immediately prior to the date on which a payment is made to Holder hereunder or, if earlier, the date on which an amount is required to be included in the income of the Holder as a result of an Award, the Holder shall be required to pay to the Company, in cash or in Shares (including, but not limited to, the reservation to the Company of the requisite number of Available Shares otherwise payable to such Holder with respect to such Award), but in Shares only if expressly provided in the Award, or upon approval by the Committee, the amount which the Company reasonably determines to be necessary in order for the Company to comply with applicable federal or state tax withholding requirements, and the collection of employment taxes, if applicable; provided, further, without limitations, that the Committee may require that such payment be made in cash.

20. Stock Appreciation Rights and Limited Stock Appreciation Rights

(a) The Committee shall have authority to grant a SAR, or to grant a Limited SAR with respect to all or some of the Available Shares covered by any Option ("Related Option"), or with respect to, or as some or all of, a Performance Award ("Related Performance Award"). A SAR or Limited SAR granted with respect to an Incentive Stock Option must be granted on the Date of Grant of such related Option. A SAR or Limited SAR granted with respect to a Related Non-qualified Stock Option or a Performance Award, may be granted on or after the Date of Grant of such Related Option or Related Performance Award.

(b) For the purposes of this Section 20, the following definitions shall apply:

(i) The term "Offer" shall mean any tender offer or exchange offer for thirty percent (30%) or more of the outstanding Common Stock of the Parent, other than one made by the Parent; provided that the corporation, person or other entity making the Offer acquires Common Stock pursuant to such Offer.

(ii)The term "Offer Price Per Share" shall mean the highest price per Share paid in any Offer which is in effect at any time during the period beginning on the sixtieth (60th) day prior to the date on which a Limited SAR is exercised and ending on the date on which the Limited SAR is exercised. Any securities or properties which are a part or all of the consideration paid or to be paid for Common Stock in the Offer shall be valued in determining the Offer Price Per Share at the higher of (1) the valuation placed on such securities or properties by the person making such Offer, or (2) the valuation placed on such securities or properties by the Committee.

(iii) The term "Limited SAR" shall mean a right granted under this Plan with respect to a Related Option or Related Performance Award, that shall entitle the Holder to an amount in cash equal to the Offer Spread in the event an Offer is made.

(iv) The term "Offer Spread" shall mean, with respect to each Limited SAR, an amount equal to the product of (1) the excess of (A) the Offer Price Per Share immediately preceding the date of exercise over (B) (x) if the Limited SAR is granted in tandem with an Option, then the Option Price per Share of the Related Option, or (y) if the Limited SAR is issued with respect to a Performance Award, the Agreed Price under the Related Performance Award, multiplied by (2) the number of Available Shares with respect to which such Limited SAR is being exercised; provided, however that with respect to any Limited SAR granted in tandem with an Incentive Stock Option, in no event shall the Offer Spread exceed the amount permitted to be treated as the Offer Spread under applicable Treasury Regulations or other legal authority without disqualifying the Option as an Incentive Stock Option.

(v) The term "SAR" shall mean a right granted under this Plan, including, without limitation, a right granted in tandem with an Award, that shall entitle the Holder thereof to an amount in cash equal to the Spread.

(vi) The term "SAR Spread" shall mean with respect to each SAR an amount equal to the product of (1) the excess of (A) the Fair Market Value per Share on the date of exercise over (B) (x) if the SAR is granted in tandem with an Option, then the Option Price per Share of the Related Option, (y) if the SAR is granted in tandem with a Performance Award, the Agreed Price under the Related Performance Award, or (z) if the SAR is granted by itself with respect to a designated number of Available Shares, then whichever of the FMV of the Available Shares on the Date of Grant, or the Agreed Price, shall be designated in the SAR agreement, in each case multiplied by (2) the number of Available Shares with respect to which such SAR is being exercised; provided, however, that with respect to any SAR granted in tandem with an Incentive Stock Option, in no event shall the SAR Spread exceed the amount permitted to be treated as the SAR Spread under applicable Treasury Regulations or other legal authority without disqualifying the Option as an Incentive Stock Option.

(c) To exercise the SAR or Limited SAR, the Holder shall:

(i) Give written notice thereof to the Company, specifying the SAR or Limited SAR being exercised and the number or Available Shares with respect to which such SAR or Limited SAR is being exercised, and

(ii) If requested by the Company, deliver within a reasonable time the agreement evidencing the SAR or Limited SAR being exercised, and the Related Option agreement, or Related Performance Award agreement, to the Secretary of the Company who shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Holder.

(d) As soon as practicable after the exercise of a SAR or Limited SAR, the Company shall pay to the Holder (i) cash, (ii) at the request of the Holder and the approval of the Committee, or in accordance with the terms of the Award, Shares, or (iii) a combination of cash and Shares, having a Fair Market Value equal to either the SAR Spread, or to the Offer Spread, as the case may be; provided, however, that the Company may, in its sole discretion, withhold from such payment any amount necessary to satisfy the Company's obligation for federal and state withholding taxes with respect to such exercise.

(e) A SAR or Limited SAR may be exercised only if and to the extent that it is permitted under the terms of the Award which, in the case of a Related Option, shall be only when such Related Option is eligible to be exercised; provided, however, a Limited SAR may be exercised only during the period beginning on the first day following the date of expiration of the Offer and ending on the thirtieth (30th) day following such date.

(f) Upon the exercise or termination of a Related Option, or the payment or termination of a Related Performance Award, the SAR or Limited SAR with respect to such Related Option or Related Performance Award likewise shall terminate.

(g) A SAR or Limited SAR shall be transferable only to the extent, if any, that the Related Award is transferable, and under the same conditions.

(h) A SAR or Limited SAR granted with respect to an Incentive Stock Option may be exercised only when the Fair Market Value of the Available Shares exceeds the Option Price.

(i) Each SAR or Limited SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine and shall be evidenced by a written agreement.

(j) The Holder shall have no rights as a stockholder with respect to the related Available Shares as a result of the grant of a SAR or Limited SAR.

(k) With respect to a Holder who, on the date of a proposed exercise of a SAR or Limited SAR, is an officer (as that term is used in Rule 16a-1 promulgated under the 1934 Act or any similar rule which may subsequently be in effect), and who would receive cash in whole or in part upon the proposed exercise of his SAR, or Limited SAR such proposed exercise may only occur as permitted by Rule 16b-3, including without limitation paragraph (e)(3)(iii) (or any similar rule which may subsequently be in effect promulgated pursuant to Section 16(b) of the 1934 Act) which, at the date of adopting this Plan, among other things, permits exercise during a period beginning on the third (3rd) business day following the Parent's public release of quarterly or annual summary statements of sales and earnings and ending on the twelfth (12th) business day following such public release.

21. Dividend Equivalent Rights.

The Committee may grant a Dividend Equivalent Right to any Eligible Person, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares (which may thereafter accrue additional dividend equivalents), and any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

22. Section 83(b) Election If as a result of receiving an Award, a Holder receives Restricted Shares subject to a "substantial risk of forfeiture", then such Holder may elect under Section 83(b) of the Code to include in his gross income, for his taxable year in which the Restricted Shares are transferred to him, the excess of the Fair Market Value (determined without regard to any Restriction other than one which by its terms will never lapse), of such Restricted Shares at the Date of Grant, over the amount paid for the Restricted Shares. If the Holder makes the Section 83(b) election described above, the Holder shall (i) make such election in a manner that is satisfactory to the Committee, (ii) provide the Committee with a copy of such election, (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election, and (iv) agree to such federal and state income withholding as the Committee may reasonably require in its sole and absolute discretion.

23. Interpretation

(a) If any provision of the Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

(b) THIS PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

(c) Headings contained in this Agreement are for convenience only and shall in no manner be construed as part of this Plan.

(d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

24. Amendment and Discontinuation of the Plan. The Board, or the Committee (subject to the prior written authorization of the Board), may from time to time amend the Plan or any Award; provided, however, that [except to the extent provided in Section 9(b) and 14(b) hereof] no such amendment may, without approval by the shareholders of the Parent, (a) increase the number of Available Shares or change the class of Eligible Persons, (b) permit the granting of Awards which expire beyond the maximum 10-year period described in Section 9(a)(iv), (c) increase the Section162(m) Maximum; (d) amend Section13 so as to materially increase the Outside Director Options; or (e) make any change for which applicable law or regulatory authority (including the regulatory authority of the NYSE or any other market or exchange on which the Common Stock is traded) would require shareholder approval or for which shareholder approval would be required to secure all deductibility of compensation received under the Plan under Section 162(m) of the Code and provided, further, that no amendment or suspension of the Plan or any Award issued hereunder shall, except as specifically permitted in this Plan or under the terms of such Award, substantially impair any Award previously granted to any Holder without the consent of such Holder.

Solely for purposes of computing the Section 162(m) Maximum, if any Award(s) previously granted is canceled and new Award(s) having a lower Option Price or other more favorable terms (as generally defined in applicable Treasury Regulations) for the Holder are substituted in their place, both the initial Award(s) and the replacement Award(s) will be deemed to be outstanding (although the canceled Award(s) will not be exercisable or deemed outstanding for any other purposes).

25. Effective Date and Termination Date The Plan shall be effective as of its Effective Date, and shall terminate on the tenth anniversary of such Effective Date.

TOR MINERALS INTERNATIONAL, INC.

TOR Minerals International, Inc.

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder(s) of TOR MINERALS INTERNATIONAL, INC., hereby constitutes and appoints RICHARD L. BOWERS and LAWRENCE W. HAAS or either of them, the true and lawful attorney-in-fact for the undersigned, with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, the common stock held of record by the undersigned on March 19, 2004 at the annual meeting of stockholders of our company to be held in the Padre Ballroom B & C at the Omni Marina Hotel, Corpus Christi, Texas, at 9:00 a.m. local time, May 14, 2004 and at any adjournment(s) thereof in the transaction of the following business:

1.	To elect nine directors to hold office until the next annual election of directors or until their respective successors have been duly elected and shall have qualified.
	FOR ________	WITHHOLD AUTHORITY ________
	(all nominees listed below)	(all nominees listed below)
RICHARD L. BOWERS	JOHN J. BUCKLEY	W. CRAIG EPPERSON
DAVID A. HARTMAN	DOUGLAS M. HARTMAN	LIM SI BOON
THOMAS W. PAUKEN	BERNARD A. PAULSON	TAN CHIN YONG
INSTRUCTIONS TO WITHHOLD AUTHORITY TO VOTE FOR ANY ONE OR MORE NOMINEES, STRIKE THROUGH THE APPLICABLE NOMINEE(S) NAME.
2.	To consider a proposal to amend the Certificate of Incorporation of the Corporation to increase the number of authorized shares of common stock to 20,000,000.
FOR ________	AGAINST ________	ABSTAIN ________
3.	To consider and adopt an amendment to the 2000 Incentive Plan to provide for an increase in number of shares from 750,000 to 1,050,000 shares.
FOR ________	AGAINST ________	ABSTAIN ________
4.	To ratify the appointment of Ernst & Young LLP as independent auditors for 2004 by the board of directors
FOR ________	AGAINST ________	ABSTAIN ________
5.	In their discretion, the above named persons are authorized to vote upon such other business as may come before the annual meeting or any adjournment(s) thereof.
FOR ________	WITHHOLD AUTHORITY ________

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,2,3 AND 4

Please sign exactly as name appears on your stock certificate(s). When shares are held by joint tenants or tenants in common, both should sign below. When signing as attorney, executor, administrator, receiver, trustee or guardian, please so specify below. When signing as a corporation, please sign in full corporate name and have signed by the president or other duly authorized officer(s). If a partnership, please have signed in the partnership name by the authorized person(s).

Dated ______________, 2004

________________________________

(Signature)

________________________________

(Signature if held jointly)

PLEASE MARK, SIGN, DATE, AND RETURN THIS

PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.